UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2004

TORRENT ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-19949
(Commission File Number)

84-0503749
(IRS Employer Identification No.)

528-666 Burrard Street, Vancouver, BC V6C 2X8
(Address of principal executive offices and Zip Code)

604-639-3178
(Registrant's telephone number, including area code)

Scarab Systems, Inc.
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibits

(99) Miscellaneous

99.1 News Release issued by the Registrant on August 3, 2004

Item 9. Regulation FD Disclosure

On August 3, 2004 the Registrant issued a news release announcing the appointment of George L. Hampton III to the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

/s/ Thomas Mills_____________________________
Thomas Mills, Director

Date: August 3, 2004